Exhibit 10.3
AMENDMENT NO. 2 TO
LOAN AGREEMENT
dated as of January 14, 2008,
between
US AIRWAYS GROUP, INC.,
as Borrower
and
CITICORP NORTH AMERICA, INC.,
as Administrative Agent and Collateral Agent

AMENDMENT NO. 2 TO LOAN AGREEMENT
AMENDMENT NO. 2 TO LOAN AGREEMENT, dated as of January 14, 2008, between US AIRWAYS GROUP, INC., a Delaware corporation (the “Borrower”) and CITICORP NORTH AMERICA, INC. (“Citicorp”), as administrative agent and collateral agent for the Lenders (in such capacity, together with its successors and permitted assigns, the “Administrative Agent”).
WHEREAS, the Borrower, the direct and indirect Subsidiaries of the Borrower party thereto, the Lenders and the Administrative Agent entered into the Loan Agreement, dated as of March 23, 2007 (the “Loan Agreement”);
WHEREAS, the Borrower wishes to amend and restate the Investment Guidelines set forth in Exhibit M to the Loan Agreement in their entirety with the consent of the Administrative Agent, as contemplated by and in accordance with Section 6.10(c) of the Loan Agreement;
WHEREAS, at the request of the Borrower, the Administrative Agent consents to the amendment and restatement of Exhibit M in its entirety; and
NOW, THEREFORE, in consideration of the mutual agreements contained herein, the parties hereto agree as follows:
ARTICLE I
DEFINITIONS
Section 1.1 Definitions. Except as otherwise defined in this Amendment No. 2, terms defined in Section 1.1 of the Loan Agreement are used herein as defined therein.
ARTICLE II
AMENDMENTS TO THE LOAN AGREEMENT
Section 2.1 Exhibits. Exhibit M to the Loan Agreement is hereby deleted in its entirety and shall be replaced with “Exhibit M” attached hereto as Schedule 1.
ARTICLE III
REPRESENTATION AND WARRANTIES
Section 3.1 Representations and Warranties. The Borrower represents and warrants to each of the parties to the Loan Agreement, that:
(a) the amendments to the Loan Agreement provided for hereunder are permitted to be made under Section 6.10(e) of the Loan Agreement;
(b) the execution and delivery by the Borrower of this Amendment No. 2 have been duly authorized by the Borrower and, when executed and delivered, this Amendment No. 2 will constitute the valid, legally binding and (subject to general equitable principles, insolvency, liquidation, reorganization and other laws of general application relating to creditors’ rights or claims or the concepts of materiality, reasonableness, good faith and fair dealing) enforceable obligation of the Borrower and each reference to the Loan Agreement in the Loan Documents shall be deemed to be a reference to the Loan Agreement as amended hereby;

(c) no Default shall have occurred and be continuing; and
(d) the representations and warranties of the Borrower contained in the Loan Agreement and each of the other Loan Documents shall be true and correct, except where such representation or warranty is qualified by materiality or Material Adverse Effect, in which case such representation and warranty shall be true and correct as so qualified as of such date (unless stated to relate solely to an earlier date, in which case such representation and warranty shall be true and correct in all material respects as of such earlier date).
ARTICLE IV
EFFECTIVENESS
Section 4.1 Effectiveness. This Amendment No. 2 shall become effective as of the date first above written.
ARTICLE V
MISCELLANEOUS
Section 5.1 Miscellaneous. The Loan Agreement shall remain unchanged (except as provided in Article II hereof) and in full force and effect. This Amendment No. 2 may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Amendment No. 2 by signing any such counterpart. This Amendment No. 2 shall be governed by, and construed in accordance with, the law of the State of New York.
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IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 2 to be duly executed and delivered as of the day and year first above written.
US AIRWAYS GROUP, INC., as Borrower

By:	/s/ Thomas T. Weir
	Name:	Thomas T. Weir
	Title:	Vice President and Treasurer

CITICORP NORTH AMERICA INC., as Administrative Agent

By:	/s/ William Washburn
	Name:	William Washburn
Title Director/Vice President

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